                                                                      EXHIBIT 24
                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


                  The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Subramanian Krishnan the undersigned's true and lawful attorney-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorney-in-fact full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                  IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 17th day of December, 2002.



                                       /s/ Joseph T. Dunsmore
                                       -----------------------------------------
                                       Joseph T. Dunsmore

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore and Subramanian Krishnan, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of December, 2002.


                                          /s/ Kenneth E. Millard
                                          -------------------------------------
                                          Kenneth E. Millard

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore and Subramanian Krishnan, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of December, 2002.


                                          /s/ Mykola Moroz
                                          -------------------------------------
                                          Mykola Moroz

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore and Subramanian Krishnan, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 18th day of December, 2002.


                                    /s/ Cornelius Peterson, VIII
                                    -------------------------------------------
                                    Cornelius Peterson, VIII

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore and Subramanian Krishnan, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 20th day of December, 2002.


                                           /s/ Michael Seedman
                                           ------------------------------------
                                           Michael Seedman

                             DIGI INTERNATIONAL INC.

                                Power of Attorney
                           of Director and/or Officer


         The undersigned director and/or officer of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Joseph T. Dunsmore and Subramanian Krishnan, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to an Annual Report on Form 10-K or other applicable form, and all amendments thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of December, 2002.


                                       /s/ Bradley J. Williams
                                       ----------------------------------------
                                       Bradley J. Williams